Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Leases [Abstract] [Standard Label]
Cash paid	$ 6,282	$ 5,490	$ 4,635
Leases, description	Some of these agreements include allowances, such as, the Company’s option to extend the leases for additional terms, of up to five years.
Weighted average remaining lease term	6 years 10 months 24 days
Weighted average discount rate	2.60%
Operating lease, description	As of December 31, 2022 the Company has entered into operating lease agreements that have not yet commenced with estimated lease obligations of approximately $8 million. These operating lease agreements will commence in 2023 with a lease term of up to ten years, including an option for a five-year extension.